AUA Investor Call Extended Data from Phase 3 Trial of Aglatimagene Besadenovec in Localized Prostate Cancer May 15, 2026 NASDAQ: CADL Exhibit 99.1

Forward-looking statements This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Presentation, including express or implied statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market size, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “seek,” “predict,” “potential,” “continue” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market size, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this Presentation include, but are not limited to, statements about: the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; the therapeutic benefit of our programs, including aglatimagene besadenovec (CAN-2409), including the potential for our programs to extend patient survival; our ability to efficiently discover and develop product candidates; our ability to initiate, recruit and enroll patients in and conduct our clinical trials at the pace that we project; our ability to obtain and maintain regulatory approval of our product candidates; our ability to compete with companies currently marketing or engaged in the development of treatments that our product candidates are designed to target; our reliance on third parties to conduct our clinical trials and to manufacture drug substance for use in our clinical trials; the size and growth potential of the markets for our product candidates and our ability to serve those markets; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain and maintain adequate intellectual property rights; our estimates of our future expenses, revenue, capital requirements or our need for or ability to obtain additional financing; our ability to continue as a going concern, the potential benefits of strategic collaboration agreements, our ability to enter into additional strategic collaborations or arrangements, and our ability to attract collaborators with development, regulatory and commercialization expertise; our financial performance; and developments and projections relating to our competitors or our industry. We caution the recipient not to place considerable reliance on the forward-looking statements contained in this Presentation. The forward-looking statements in this Presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Certain information contained in this Presentation relates to or is based on estimates, projections and other information concerning the Company’s industry, its business and the markets for its programs and product candidates and studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions; there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our most recent Form 10-Q filed with the Securities and Exchange Commission on May 14, 2026.

Conference Call Agenda 1. Introduction & Welcome Dr. Paul Peter Tak, CEO | 5 mins 2. Data Presentation Dr. Garrett Nichols, CMO | 10 mins 3. Panel Discussion Moderated by Dr. Paul Peter Tak, CEO | 20 mins Panelists: Dr. Steven Finkelstein, Dr. Daniel George, Dr. Neal Shore 4. Live Q&A Financial analyst community | 25 mins

AUA 2026 MAY 15-18
Washington, DC

Extended follow-up shows accumulating benefit for patients treated with aglatimagene besadenovec (CAN-2409) + prodrug in combination with standard-of-care external beam radiation (EBRT) in men with localized prostate cancer: update from a randomized placebo-controlled phase 3 clinical trial

Mark Garzotto, John Sylvester, Thomas Wheeler, Thomas Schroeder, Glen Gejerman, Gregory Chesnut, Thomas Facelle, Ronald Tutrone, Christopher Pieczonka, Michael A. Liss, Stephen J. Savage, Bryan Mehlhaff, Steven Sukin, Maximiliano Sorbellini, Jenessa Vogt, Shangbang Rao, Maria Lucia Silva Polanco, Andrea Manzanera, Francesca Barone, Garrett Nichols, Theodore L. DeWeese, Paul P. Tak

Presented by: Mark Garzotto, MD
Professor of Urology and Radiation Medicine
Oregon Health & Science University
Portland VAMC

DATA CUTOFF: MAR 15, 2026

4

Disclosures Dr. Garzotto has served as a clinical trial investigator for Astellas Pharma, Candel Therapeutics, Merck & Co., and Pfizer. He also served as a consultant to Candel Therapeutics

Unmet need in localized prostate cancer

Global concern: approximately 1.4 million new cases of prostate cancer in 2020[1]



Incidence in US[2]
LOW RISK
65K
INTERMEDIATE RISK
109K
HIGH RISK
43K
Patients Currently Receiving Radiotherapy
~65K (~43%)

Ultimate goal of curative treatment is **prevention of cancer recurrence** while minimizing treatment related side effects and maintaining quality of life[3]

[1] WHO cancer fact sheet. February 3, 2022
[2] Siegel RL et al., CA Cancer J Clin. 2025 Jan: 75:10-45
[3] Eastham JA et al. J Urol. 2026;22:101097JU0000000000005060

Mark Garzotto, MD | AUA 2026, Washington DC.

6

Aglatimagene besadenovec + prodrug: Overview of mechanism of action 1 Intratumoral gene delivery Aglatimagene is a replication- defective adenoviral vector delivering HSV-TK to tumor cells, minimizing systemic toxicity It is administered with an oral prodrug for local activation 2 Prodrug activation HSV-TK converts prodrug into cytotoxic metabolites that are incorporated into DNA in tumor cells undergoing proliferation or repair 3 Radiotherapy synergy Radiation synergizes with aglatimagene through induction of DNA damage and activation of the tumor microenvironment (TME) 4 Anti-tumor immune priming Tumor cell death releases antigens and danger signals, while viral particles promote activation of local and recruited immune cells 5 Local and systemic disease control Aglatimagene plus prodrug combined with radiotherapy enhances immune priming, culminating in local disease control and a new state of immunosurveillance 5 Local and systemic disease control Tumor-specific T cells maintain local disease control and establish a new state of immunosurveillance Mark Garzotto, MD | AUA 2026, Washington DC.

Aglatimagene besadenovec injection procedure



II
I



Aglatimagene



PROCEDURE STEPS

1 **Patient Position**
- **Position:** knee-chest (lateral) or lithotomy, as in standard TRUS-guided biopsy
- **Approach:** transrectal or transperineal – both acceptable
- **Setting:** in-office or ASC; local block or IV sedation typically sufficient

2 **Aglatimagene Prep**
- **Drug:** 2 mL drawn
- **Needle:** 20–22G 5″ spinal

3 **4-Quadrant Injection**
- **Injections:** 1 injection per quadrant
- **Volume:** 2 mL total (0.5 mL × 4 sites)
- **Pass 1 (Left):** basal (L) + apical (L)
- **Pass 2 (Right):** basal (R) + apical (R)

4 **Valacyclovir (oral prodrug)**
- **Start:** day 1 post-injection
- **Dose:** 2 g TID × 14 days (adjust for renal function)

ASC= ambulatory surgical centers

Mark Garzotto, MD | AUA 2026, Washington DC.
8

INJECTION SCHEDULE INJECTION #1 (t−14d) INJECTION #2 (t=0) INJECTION #3 (t+14d) RT Modality RT Prep RT Start Ongoing RT Conventional EBRT / Mod Hypofractionated Fiducial ± spacer Day 1 of RT Wk 3 of RT (mid-course) Injection and radiation sequencing schedule t -14d 14 days prior to radiotherapy t=0d Start of RT t +14d 14 days after prior injection 14-day course valacyclovir 14-day course valacyclovir 14-day course valacyclovir Mark Garzotto, MD | AUA 2026, Washington DC.

Phase 3 clinical trial of aglatimagene in patients with newly diagnosed, intermediate- to high-risk, localized prostate cancer n=745 Newly diagnosed, intermediate/high risk, localized prostate cancer 2:1 Randomized Aglatimagene + valacyclovir (3 injection courses + radiotherapy with or without short-course ADT) Placebo + valacyclovir (3 injection courses + radiotherapy with or without short-course ADT) Primary endpoints Disease-free survival (time to cancer recurrence or death due to any cause) Key secondary endpoints PSA freedom from biochemical failure Prostate cancer – specific outcomes Overall survival NCT01436968 Conducted under agreement with FDA under Special Protocol Assessment Randomization stratified by NCCN risk group and planned short-course (<6 months) of ADT (androgen deprivation therapy) Mark Garzotto, MD | AUA 2026, Washington DC. DeWeese TL et al. Lancet Oncol (In press)

Disease-free survival in localized prostate cancer treated with curative intent DFS: time from randomization to prostate cancer recurrence (biopsy, clinical, or radiographic evidence), metastasis, or death from any cause Prostate cancer-specific DFS: time from randomization to prostate cancer recurrence, metastasis, or prostate cancer-specific death  DFS Disease Free Survival Local Failure Tumor growth in prostate Regional Failure Spread within pelvis Distant Metastases Spread beyond pelvis Death All-cause mortality Randomization First DFS Event Endpoint included in the Special Protocol Assessment agreed with the FDA Regulatory Validation Extensive market research confirms clinical relevance with payers and key external experts Clinical Relevance Mark Garzotto, MD | AUA 2026, Washington DC

Demographic and baseline characteristics of randomized patients     ITT population (N=745) Aglatimagene + prodrug (N=496) Placebo + prodrug (N=249) Total (N=745) Median age (yrs)  69  68  69 Race, n (%) White/Caucasian 385 (77.6)  206 (82.7)  591 (79.3)  Black/African American 93 (18.8)  28 (11.2)  121 (16.2)  Asian 3 (0.6)  1 (0.4)  4 (0.5)  Native Hawaiian or Pacific Islander 0 (0)  2 (0.8)  2 (0.3)  American Indian or Alaskan Native 1 (0.2)   1 (0.4) 2 (0.3)  Not reported 14 (2.8)   11 (4.4) 25 (3.4)  Ethnicity, n (%) Hispanic or Latino 37 (7.5)  34 (13.7)  71 (9.5)  Not Hispanic or Latino 377 (76.0) 175 (70.3)  552 (74.1)  Not reported 82 (16.5)   40 (16.1) 122 (16.4)  NCCN risk group, n (%) Intermediate 422 (85.1)  213 (85.5)   635 (85.2) High 74 (14.9)  36 (14.5)  110 (14.8)  PSA ng/ml Median 6.8 6.5   6.7 Range 1.0-52.9  0.8-63.3  0.8-63.3 Gleason score, n (%) <7 19 (3.8) 5 (2.0)  24 (3.2)  7 417 (84.1)  217 (87.1)  634 (85.1)  >7 60 (12.1) 27 (10.8)  87 (11.7)  ADT stratification, n (%) Planned ADT 244 (49.2)  122 (49.0)  366 (49.1)  No planned ADT 252 (50.8)  127 (51.0) 379 (50.9) Mark Garzotto, MD | AUA 2026, Washington DC. DeWeese TL et al. Lancet Oncol (In press)

Aglatimagene significantly improved prostate cancer-specific disease-free survival after extended follow-up (ITT, N = 745)     Mark Garzotto, MD | AUA 2026, Washington DC. HR=0.61; 95% CI 0.44 - 0.85 p=0.0031 Aglatimagene + SoC resulted in 39% improvement in prostate cancer-specific DFS compared to PBO + SoC Only 2 deaths due to prostate cancer (1 each arm) after median follow-up of 58.0 mos  (95% CI, 56.6 – 60.2) DATA CUTOFF: MAR 15, 2026

Longer time to salvage anticancer therapy and biochemical failure observed in aglatimagene arm (ITT, N=745)     Mark Garzotto, MD | AUA 2026, Washington DC. DATA CUTOFF: MAR 15, 2026 Time to new anticancer therapy Time to biochemical failure (nadir+2) HR=0.72; 95% CI 0.40 – 1.31 HR=0.72; 95% CI 0.39 – 1.31

Lower incidence of and increased time to metastasis observed in aglatimagene arm (ITT, N = 745)     Mark Garzotto, MD | AUA 2026, Washington DC. Aglatimagene + SoC cohort experienced a lower rate of metastases Agla 8/496 (1.6%), PBO 7/249 (2.8%) DATA CUTOFF: MAR 15, 2026 Time to metastasis HR=0.58; 95% CI 0.21 – 1.59

Aglatimagene significantly improved prostate cancer-specific disease-free survival in intermediate-risk prostate cancer (n = 635)     Mark Garzotto, MD | AUA 2026, Washington DC. Aglatimagene + SoC resulted in 41% improvement in prostate cancer-specific DFS compared to PBO + SoC DATA CUTOFF: MAR 15, 2026 HR=0.59; 95% CI 0.41 - 0.84 p=0.0034

Longer time to salvage anticancer therapy and biochemical failure observed in aglatimagene arm in intermediate-risk prostate cancer (n = 635)     Mark Garzotto, MD | AUA 2026, Washington DC. DATA CUTOFF: MAR 15, 2026 HR=0.48; 95% CI 0.22 – 1.03 HR=0.51; 95% CI 0.24 - 1.1 Time to new anticancer therapy Time to biochemical failure (nadir+2)

Lower incidence of and increased time to metastases observed in aglatimagene arm in intermediate-risk prostate cancer (n = 635)     Mark Garzotto, MD | AUA 2026, Washington DC. Aglatimagene + SoC cohort experienced lower rate of metastatic disease Agla 1/422 (0.24%), PBO 5/213 (2.35%) DATA CUTOFF: MAR 15, 2026 Time to metastasis HR=0.1; 95% CI 0.01 – 0.85

Aglatimagene in combination with SoC radiation +/- ADT was generally well tolerated Treatment related AEs >5% in either arm Chills, fever and flu-like symptoms commonly mild to moderate and self-limited >90% of fever, flu-like symptoms, chills and fatigue resolved within 24–72 hrs Most TRAEs were grade 1–2 Grade 3 TRAEs in <5% of patients No grade ≥4 TRAEs reported Treatment-related SAEs comparable to placebo 1.7% (aglatimagene + SOC) vs 2.2% (placebo + SOC) Preferred term Aglatimagene +prodrug (N=479) Placebo+ prodrug (N=232) Total (N=711) Chills 160 (33.4) 20 (8.6) 180 (25.3) Influenza-like illness 146 (30.5) 32 (13.8) 178 (25.0) Fever 120 (25.1) 9 (3.9) 129 (18.1) Fatigue 87 (18.2) 35 (15.1) 122 (17.2) Urinary frequency 58 (12.1) 34 (14.7) 92 (12.9) Nausea 53 (11.1) 19 (8.2) 72 (10.1) Headache 45 (9.4) 12 (5.2) 57 (8.0) Diarrhea 30 (6.3) 18 (7.8) 48 (6.8) Malaise 28 (5.8) 5 (2.2) 33 (4.6) Vomiting 26 (5.4) 3 (1.3) 29 (4.1) Urinary urgency 19 (4.0) 16 (6.9) 35 (4.9) Urinary tract pain 18 (3.8) 14 (6.0) 32 (4.5) 0 Grade ≥4 TRAEs No serious treatment-related events 5.8% vs 7.3% SAE incidence Aglatimagene + SOC vs placebo + SOC 5.4% vs 6.0% Discontinuation due to AEs Aglatimagene + SOC vs placebo + SOC Mark Garzotto, MD | AUA 2026, Washington DC.

Accumulating clinical benefit for patients treated with aglatimagene in combination with EBRT after extended follow-up Previously presented primary endpoint demonstrated statistically significant improvement in DFS as well as increased pathological complete response in 2-year biopsies1, known to be predictive of subsequent biochemical failure and metastasis after 10+ years of follow-up2 Consistent with these earlier findings, extended follow up demonstrated delayed biochemical failure, metastatic disease, and salvage anticancer therapy in the aglatimagene arm versus placebo Clinical outcome associated with acceptable tolerability profile to date (low discontinuation and SAE rates) If approved, aglatimagene could offer a new treatment option that may extend the time men live free from prostate cancer recurrence Mark Garzotto, MD | AUA 2026, Washington DC. 1 DeWeese TL et al. Lancet Oncol (In press) 2 Singh S et al. Prostate Cancer Prostatic Dis 2021;24:612-622

Panel Commentary May 15, 2026 NASDAQ: CADL

Q & A Financial Analysts May 15, 2026 NASDAQ: CADL

Thank You May 15, 2026 NASDAQ: CADL